Chase Vista Select Funds
                        Supplement Dated November 1, 2000
           Prospectus Dated February 28, 2000 (revised August 1, 2000)


On October 24, 2000, the Board of Trustees of the Chase Vista Select Fund approved the following reorganization:

Current Fund                                    Successor Fund
------------                                    --------------
Chase Vista Select Short Term Bond Fund         Chase Vista Short Term Bond Fund

Shareholders of record of the Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on the proposed reorganization at a special shareholders' meeting on January 26, 2001. Under the proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed above in exchange for shares of the Successor Fund. As a result, the Current Fund shareholders would receive a number of Institutional Class Shares of the Successor Fund with a total net asset value equal on the date of the exchange to the total net asset value of the shareholders' Current Fund shares. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Vista Select Funds.